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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      1-15615                   36-1433610
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


 155 North Wacker Drive, Suite 500, Chicago, Illinois            60606
       (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02         Termination of a Material Definitive Agreement.

                  On September 14, 2005 Whitehall Jewellers, Inc. (the "Company") received a letter (the "Notice") from LaSalle Bank, National Association, as Administrative Agent under the Company's Second Amended and Restated Credit and Gold Consignment Agreement dated as of July 29, 2003, as amended (the "Credit Agreement"), alleging that (1) one or more events of default have occurred under the Credit Agreement, (2) the commitment of the lenders to make loans or advances under the Credit Agreement had been terminated and (3) any additional loans, advances and financial accommodations would be made by the lenders, if at all, in their sole and exclusive discretion. A copy of this letter is attached hereto as Exhibit 10.1.

                  The Company has not accepted the positions expressed in the Notice. It is in negotiations with the lenders as to future extensions of credit or financial accommodations, although there is no assurance that such extensions of credit or financial accommodations will be forthcoming.


Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

                  The following exhibits are filed herewith as noted below.

                           Exhibit No.            Exhibit
                           -----------            -------
                           10.1                   Letter from LaSalle Bank,
                                                  National Association,
                                                  Administrative Agent, relating
                                                  to the Registrant's credit
                                                  facility.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITEHALL JEWELLERS, INC.
                                                  (Registrant)


                                            By:  /s/ John R. Desjardins
                                                 -------------------------------
                                                    John R. Desjardins
                                                    Executive Vice President
                                                    and Chief Financial Officer
Date:  September 20, 2005


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                                  EXHIBIT INDEX

                  The following exhibit is furnished herewith as noted below.

            Exhibit No.                       Exhibit
            -----------                       -------
            10.1                              Letter from LaSalle Bank,
                                              National Association,
                                              Administrative Agent, relating
                                              to the Registrant's credit
                                              facility.